News Release CONTACTS MEDIA: INVESTORS: Anne Pace Bryan Gill (631) 338-3268 (412) 768-4143 anne.pace@pnc.com investor.relations@pnc.com PNC Completes Acquisition of FirstBank PITTSBURGH, PA and LAKEWOOD, CO, Jan. 5, 2026 – The PNC Financial Services Group, Inc. (NYSE: PNC) today announced that it has completed its acquisition of FirstBank Holding Company, including its banking subsidiary, FirstBank, following receipt of all required regulatory approvals and satisfaction of customary closing conditions. The transaction further advances PNC’s strategic growth strategy and expands the bank’s presence across high-growth communities in Colorado and Arizona. “Today’s legal close is more than a milestone, it’s the beginning of a partnership built on shared values and a vision for growth,” said William S. Demchak, chairman and chief executive officer of PNC. “By combining FirstBank’s strong local relationships with PNC’s national capabilities, we’re poised to deliver even greater opportunities for our customers and communities.” With legal close now complete, PNC will begin the process of integrating FirstBank into its national platform. Customer conversion is expected to occur this summer. Until then, FirstBank customers will continue to be served through their current branches, websites, mobile apps and relationship teams. PNC will provide comprehensive information to FirstBank customers prior to the conversion. “Joining PNC marks an exciting new chapter for FirstBank, our employees and the communities we serve. We are proud of our legacy and grateful for the trust our customers have placed in us,” said Kevin Classen, chief executive officer of FirstBank. “With PNC, we gain the scale and resources to expand what we offer, while staying committed to local service and community impact. Our teams are working together to ensure a seamless transition and to deliver the same award-winning experience our customers have come to expect.” In connection with the acquisition, shares of FirstBank Holding Company’s Series B preferred stock that were issued and outstanding immediately prior to the legal close are automatically being converted into a newly created series of preferred stock of PNC, designated Series X. The board of directors of PNC has declared a quarterly cash dividend on the Series X preferred stock to shareholders of record as of the close of business on Jan. 15, 2026, in the amount of $18.13 per preferred share with a payment date of Jan. 29, 2026. FirstBank shareholders with additional questions may contact Georgeson, the information agent, by calling toll-free at (866) 989-7803. FirstBank, headquartered in Lakewood, Colorado, adds meaningful scale to PNC’s reach in key growth markets and reinforces the company’s national expansion strategy. The PNC Financial Services Group, Inc. is one of the largest diversified financial services institutions in the United States, organized around its customers and communities for strong relationships and local delivery of retail and business banking including a full range of lending products; specialized services for corporations and government entities, including corporate banking, real estate finance and asset-based lending; wealth management and asset management. For information about PNC, visit www.pnc.com. - more - Exhibit 99.1

PNC Completes Acquisition of FirstBank – Page 2 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION This communication contains forward-looking statements within the meaning of the federal securities laws, including the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may,” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. Because forward-looking statements relate to future results and occurrences, many of which are outside of PNC’s control, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could adversely affect the future results and performance of PNC and could cause those results or performance to differ materially from those expressed in or implied by the forward-looking statements. Such risks and uncertainties include, among others, risks related to the transaction including the risk that the cost savings and synergies from the transaction may not be fully realized or may take longer than anticipated to be realized, and the risk that the integration of FirstBank’s business and operations into PNC will be materially delayed or will be more costly or difficult than expected. For additional information on these and other factors that could affect PNC’s actual results, see the risk factors set forth in PNC’s filings with the Securities and Exchange Commission (the “SEC”), including PNC’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC, and other reports and statements PNC has filed with the SEC. Copies of the SEC filings for PNC may be downloaded from the Internet at no charge from https://investor.pnc.com. PNC disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Forward-looking statements included in this communication are made as of the date of this communication. # # #